SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 19, 2003
                                                        -----------------

                              TOTAL FIRST AID, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


          Florida                        0-30629                59-1796257
          -------                        -------                ----------
(State of other jurisdiction      (Commission File Number)     (IRS Employer
   or incorporation)                                         Identification No.)


               5607 Hiatus Road, Suite 500, Tamarac, Florida 33321
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (954) 724-2929
                                                            --------------


           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On December 19, 2003, Total First Aid, Inc. (Company or Total First
Aid) completed the disposition of the assets comprising its Roehampton Supply Product line and its Total First Aid product line to Roehampton Aid Corp. Roehampton Aid Corp. assumed all of the liabilities of Total First Aid relating to the assets assigned, including all obligations associated with current employees of the operations transferred, outstanding purchase orders, and the leasehold premises at 5607 Hiatus Road in Tamarac, Florida.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits

               10.1 Asset Purchase Agreement between Roehampton Aid Corp. and Total First Aid, Inc.



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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TOTAL FIRST AID, INC.



                                  By: /s/ Michel L. Marengere
                                      ------------------------
                                      Michel L. Marengere
                                      Chairman and Chief Executive Officer


DATED:  December 23, 2003

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